EXHIBIT 99.3

GRANT NO.

ICOS CORPORATION

1999 LONG-TERM INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

ICOS Corporation, a Delaware corporation (the “Company”), hereby grants an Option to purchase shares of its common stock (the “Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 1999 Long-Term Incentive Plan (the “Plan”).

Date of Option Grant:                     , [YEAR]

Name of Optionee:

Optionee’s Social Security Number:              -              -

Number of Shares Covered by Option:

Exercise Price per Share: $            .

Vesting Start Date:                     , [YEAR]

Vesting Schedule:

Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option incrementally vests as to one-forty-eighth (1/48) of the total number of Shares covered by this Option, as shown above, on each of the forty-eight monthly anniversaries of the Vesting Start Date. The resulting aggregate number of vested Shares will be rounded down to the nearest whole number. In addition, this Option shall become fully vested if, within twenty-four months after a Change in Control, your Service is terminated (i) without Cause by the Company or (ii) by Optionee for Good Reason. No additional Shares will vest after your Service has terminated for any reason except in the case of your Retirement as described in the attached Agreement.

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:
(Signature)

Company:
(Signature)

Title:

Attachment

ICOS CORPORATION

1999 LONG-TERM INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

Incentive Stock Option	This Option is intended to be an Incentive Stock Option under section 422 of the Internal Revenue Code and will be interpreted accordingly. If you cease to be an employee of the Company, a Subsidiary or of a Parent but continue to provide Service, this Option will be deemed to be a Nonstatutory Stock Option three months and one day after you cease to be such an employee. In addition, to the extent that all or part of this Option exceeds the $100,000 rule of section 422(d) of the Code, this Option or the lesser excess part will be treated as a Nonstatutory Stock Option.

Vesting	This Option is only exercisable before it expires and then only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule on the attached cover sheet and as provided in the Plan and this Agreement.

Term	Your Option will expire in any event at the close of the NASDAQ National Market on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below.

Regular Termination	If your Service terminates for any reason, other than death, Disability, Cause or Retirement, then your Option will expire at the close of the NASDAQ National Market on the date that is three months after your termination date.

Termination for Cause	If your Service is terminated for Cause or if you commit an act(s) of Cause while this Option is outstanding, as determined by the Company in its sole discretion, then you shall immediately forfeit all rights to your Option and the Option shall immediately expire.

The definition of Cause provided in the Plan shall not restrict in any way the Company’s or any Parent’s, Subsidiary’s or Affiliate’s right to discharge you for any other reason, nor shall this definition be deemed to be inclusive of all the acts or omissions which constitute “cause” for purposes other than this Agreement.

Retirement	If your Service terminates because of your Retirement, then your Option will expire at the close of the NASDAQ National Market on the date that is thirty-six (36) months after the date of your Retirement. This Option will be deemed to be a Nonstatutory Stock Option three months and one day after your termination of Service as an employee of the Company, Subsidiary or Parent. In addition, the vesting of your Option will be determined as if you had rendered Service for an additional one year after your date of Retirement.

Death	If your Service terminates because of your death, then your Option will expire at the close of the NASDAQ National Market on the date that is eighteen (18) months after the date of your death. During that eighteen (18) month period, your estate or heirs may exercise the vested portion of your Option.

Disability	If your Service terminates because of your Disability, then your Option will expire at the close of the NASDAQ National Market on the date that is eighteen (18) months after your termination date. This Option will be deemed to be a Nonstatutory Stock Option one year and one day after your termination of Service as an employee of the Company, Subsidiary or Parent.

Leaves of Absence

For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of this Option, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active work.

The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Notice of Exercise	When you wish to exercise this Option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form or by using a website designated by the Company. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse’s names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment

When you submit your notice of exercise, you must include full payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

•      Cash, your personal check, a cashier’s check or a money order.

•      Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company. The Fair Market Value of the Shares, determined as of the last date of trading on the NASDAQ National Market preceding the effective date of the Option exercise, will be applied to the Exercise Price.

•      To the extent a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes	You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

Restrictions on Exercise and Resale	By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired under this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise, sale or issuance of Shares. The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

You may also be required, as a condition of exercise of this Option, to enter into any Company shareholders agreement or other agreements that are applicable to shareholders.

Transfer of Option

Prior to your death, only you may exercise this Option. You shall not assign, alienate, pledge, attach, sell, transfer or encumber this option. If you attempt to do any of these things, this Option will immediately become invalid and will then expire without consideration. You may, however, dispose of this Option in your will or it may be transferred by the laws of descent and distribution.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse’s interest in your Option in any other way.

Retention Rights	Your Option or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Shareholder Rights	You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your Option’s Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this Option and the exercise price per Share may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Shares issued upon exercise of this Option may, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Washington.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.